August 18, 1998

Dear Shareholders,

  The Hilliard Lyons Growth Fund had disappointing results for the first half of 1998. The Fund was up only 3.9%, significantly lagging the Standard & Poor's 500 which rose by 17.8%. A modest portion of this lag was likely in light of spectacular fourth quarter results in 1997, which left several key fund holdings, particularly Cincinnati Financial, quite extended in price. Most of the shortfall, however, is the result of the consistent application of the Fund's investment strategy to purchase and hold the best values it can find among high quality companies. The first half was tough on the price sensitive investor. More on performance in a moment.

  There were two significant organizational developments for the Hilliard Lyons Growth Fund in the past two months. First, Stewart E. Conner was invited to join the Board of Directors of the Fund and we are very pleased that he accepted. Mr. Conner is the managing partner of the firm of Wyatt Tarrant and Combs, a large and highly reputable law firm in Kentucky.

  Second, Tom Corea has been appointed Co-Portfolio Manager with Sam Harvey. Tom has delivered an outstanding performance record in managing institutional equity accounts. He is very disciplined and focused in his portfolio management style, a valuable attribute for our non-diversified fund format. Tom has 11 years of experience in the investment business, all of which have been devoted to applying our investment philosophy in the management of accounts for various Hilliard Lyons' clients. We believe this change significantly strengthens the management of the Fund and assures continuity of advice, which is critical for long term success.

 First Half Performance and Outlook

  The Growth Fund's performance difficulties in the first half of 1998 arose from an unwillingness to pay what seemed to us to be rich prices for the high quality, large capitalization companies which dominate the Standard & Poor's
500. We have instead established and added to positions in medium sized companies which we believe to be high quality but which may operate in fewer lines of business, and which are in some cases more difficult to buy because of fewer shares outstanding. Graphically illustrating the difference in performance between these two categories of stocks is the gap which existed in mid-August between the Standard & Poor's 500 and the Russell 2000 Index. The Standard & Poor's 500, whose performance is dominated big companies, is up 14% for the year. The Russell 2000, which includes 2000 smaller companies, is down 5% for the year. Clearly, our move away from the dominant index stocks has been wrong so far.

  This market condition has become even more exaggerated in the first six weeks of the third quarter. The economic outlook domestically has become far more uncertain as weakness from the Asian economies increasingly influences business here. Many companies are experiencing substantial earnings shortfalls because of reduced demand from that area of the world. More troublesome is the deflationary effect that excess supply from Asia and fall-out from an exceptionally strong dollar have cast upon virtually all businesses in
America. While we are all acutely aware of the difficulties of operating in an inflationary climate, few of us can appreciate the profit problems when price increases are so very difficult to come by.
                                                            Continued . . . . .

  Investor response to these circumstances has been to seek out safe havens where demand is reliable and pricing satisfactory. Fewer and fewer companies are able to satisfy these requirements. The stock maket shows it. On July 30, The Wall Street Journal reported interesting statistics in an article titled "For Thousands of Stocks, Bear Market is Here." For example, at the end of July the average New York Stock Exchange stock was down 24% from its 52-week high. Worse conditions existed in the NASDAQ Stock Market where the average stock had declined 35% from its highs. 30% of New York Stock Exchange stocks and 51% of NASDAQ stocks were down 30% or more from their 52-week highs. Perhaps most startling, even within the S&P 500 performance was remarkably disproportionate. Just 78 stocks provided all this year's return for the S&P 500, the gainers in the remaining 422 stocks just offseting the losers. Only 5 stocks--Microsoft, Lucent Technologies, General Electric, Wal-Mart and Pfizer--provided a quarter of the index's return. These dominant stocks are among the most expensive in the market place. Our search for good values with a margin of safety has, to our near-term detriment, led us away from these companies.

  Ironically, we are feeling much better about our prospects for finding opportunities to create good returns for our shareholders. We see many high quality securities moving into price ranges where we believe positions can be established which will produce good profits. When they will bear fruit is, of course, unknown, but we feel there is a good probability of success. This is a far cry from our unease earlier this year when prices seemed to be rising mindlessly in the face of deteriorating economic conditions.

  As always, we appreciate and value your continued support. It provides a positive contribution to our investment results.

                                           LOGO
                                           DONALD F. KOHLER
                                           Chairman

                                           LOGO
                                           SAMUEL C. HARVEY
                                           President

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

COMMON STOCKS -- 79.4%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
      BASIC INDUSTRY -- 3.8%
      ----------------------------------------------------------------------
  95,000  Sigma -- Aldrich ...........................   $ 3,547,124 $ 3,336,875
                                                         ----------- -----------
                                                           3,547,124   3,336,875
      CAPITAL GOODS -- 13.0%
      ----------------------------------------------------------------------
  97,000  Dover Corp. ................................     2,055,280   3,322,250
  21,000  General Electric Co. .......................       415,030   1,911,000
  16,800  Hubbell Inc. CL B ..........................       408,960     699,300
  51,000  Nordson Corp. ..............................     2,642,438   2,397,000
 101,000  Raychem Corp. ..............................     4,091,334   2,985,813
                                                         ----------- -----------
                                                           9,613,042  11,315,363
      CONSUMER DURABLE -- 5.4%
      ----------------------------------------------------------------------
 106,000  Donaldson Inc. .............................     1,452,977   2,504,250
  58,000  Harley-Davidson Inc. .......................     1,281,186   2,247,500
                                                         ----------- -----------
                                                           2,734,163   4,751,750
      CONSUMER NON-DURABLE -- 5.8%
      ----------------------------------------------------------------------
  81,900* Bush Boake Allen Inc. ......................     2,294,883   2,400,694
  35,000  Nike, Inc. .................................     1,635,100   1,704,062
  23,000  PepsiCo Inc. ...............................       371,161     947,313
                                                         ----------- -----------
                                                           4,301,144   5,052,069
      FINANCIAL -- 25.7%
      ----------------------------------------------------------------------
  35,000  American International Group Inc. ..........     1,874,555   5,110,000
      23* Berkshire Hathaway Inc. ....................       208,980   1,801,015
 195,000  Cincinnati Financial Corp. .................     4,022,565   7,483,125
  60,500  Federal Home Loan Mortgage Corp. ...........     1,115,559   2,847,281
  18,000  Fifth Third Bancorp ........................       272,000   1,134,000
  52,312  Synovus Financial Corp. ....................       294,615   1,242,410
  34,000  Wachovia Corp. .............................     2,312,933   2,873,000
                                                         ----------- -----------
                                                          10,101,207  22,490,831


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                  (UNAUDITED)
                                 JUNE 30, 1998

                                                                       Market
 Shares Company                                             Cost        Value
 ------ -------                                             ----       ------
      HEALTH CARE -- 8.1%
      ----------------------------------------------------------------------

 38,500 Allergan Inc. ................................   $   926,295 $ 1,785,438
 44,000 Johnson & Johnson ............................     1,360,354   3,245,000
 65,550 Life Technologies Inc. .......................     1,946,795   2,056,631
                                                         ----------- -----------
                                                           4,233,444   7,087,069
      RETAIL & SERVICES -- 16.4%
      ----------------------------------------------------------------------

 98,000 Brady WH Co. CL A ............................     2,509,500   2,725,625
 44,000 Gannett Inc. .................................     1,936,701   3,126,750
 82,000 G & K Services Inc. CL A .....................     2,658,220   3,577,250
 69,000 Walgreen Co. .................................       602,837   2,850,562
 86,000 Wallace Computer Services Inc. ...............     2,934,750   2,042,500
                                                         ----------- -----------
                                                          10,642,008  14,322,687
      UTILITY -- 1.2%
      ----------------------------------------------------------------------

 22,500 Century Telephone Enterprises ................       473,400   1,032,187
                                                         ----------- -----------
                                                             473,400   1,032,187
        TOTAL COMMON STOCKS...........................   $45,645,532 $69,388,831

REPURCHASE AGREEMENTS -- 20.6%
--------------------------------------------------------------------------------

  Principal                                       Purchase Maturity   Market
   Amount    Description                           Yield     Date      Value
 ----------- -----------                          -------- -------- -----------
 $18,010,000 State Street Bank & Trust Co.,
             dated 6/30/98, with respect to
             $17,965,000 U.S. Treasury Notes, 6
             1/4%, due 6/30/02 (Market Value --
              $18,394,476).....................    5.50%   07/01/98  18,010,000
                                                                    -----------
             TOTAL REPURCHASE AGREEMENTS
             (COST -- $18,010,000).............                      18,010,000
                                                                    -----------
             TOTAL INVESTMENTS (COST --
              $63,655,532) (100%)..............                     $87,398,831
                                                                    ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                  (UNAUDITED)
                                 JUNE 30, 1998

ASSETS:
Investments at market value:
 Common stocks (cost $45,645,532).................................  $69,388,831
 Repurchase Agreements at value (amortized cost $18,010,000)......   18,010,000
                                                                    -----------
  Total investments...............................................   87,398,831
Cash..............................................................        2,331
Receivables:
 Interest.........................................................        2,752
 Dividends........................................................       56,884
 Shares sold......................................................      415,750
 Due from Adviser -- Investor B Shares............................        9,192
Prepaid expenses..................................................        9,503
                                                                    -----------
  Total Assets....................................................  $87,895,243
                                                                    ===========
LIABILITIES:
Payables:
 Investments......................................................  $   347,287
 Due to advisor -- Note C.........................................      163,537
 Shares redeemed..................................................       30,520
 Accrued expenses.................................................       44,815
                                                                    -----------
  Total Liabilities...............................................      586,159
                                                                    -----------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 2,774,761 shares issued and outstanding).........................        2,775
Paid-in surplus...................................................   61,100,073
Accumulated undistributed net realized gain on investments........    2,152,102
Net unrealized appreciation on investments........................   23,743,299
Accumulated undistributed net investment income -- Note B.........      310,835
                                                                    -----------
  Total Capital (Net Assets)......................................   87,309,084
                                                                    -----------
  Total Liabilities and Capital...................................  $87,895,243
                                                                    ===========
Net assets
 Investor A shares................................................  $82,290,088
 Investor B shares................................................    5,018,996
                                                                    -----------
                                                                    $87,309,084
Shares of capital stock
 Investor A shares................................................    2,615,039
 Investor B shares................................................      159,722
                                                                    -----------
                                                                      2,774,761
Net asset value
 Investor A shares -- redemption price per share..................  $     31.47
 Investor B shares -- offering price per share*...................  $     31.42
                                                                    ===========
Maximum sales charge (Investor A).................................         4.75%
Maximum offering price per share (100%/(100%-maximum sales charge)
 of net asset value adjusted to nearest cent) (Investor A)........  $     33.04
                                                                    ===========

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                                  (UNAUDITED)
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998

INVESTMENT INCOME:
  Dividends......................................................... $  313,158
  Interest..........................................................    472,582
                                                                     ----------
    Total investment income.........................................    785,740
EXPENSES:
  Management fees -- Note B.........................................    305,570
  12b-1 expenses (Investor A) -- Note C.............................     68,708
  12b-1 expenses (Investor B) -- Note C.............................      5,126
  Custodian fees....................................................     25,725
  Audit fees........................................................     18,870
  Transfer Agent fees (Investor A)..................................     16,305
  Transfer Agent fees (Investor B)..................................     10,650
  Legal fees........................................................     12,245
  Directors' fees...................................................     11,305
  Insurance expense.................................................      8,779
  Shareholder reports...............................................      7,135
  Filing fees.......................................................      4,320
  Trade Association.................................................      1,041
                                                                     ----------
                                                                        495,779
                                                                     ----------
  Waiver of management fee by Advisor -- Note C..................... (   10,908)
  Reimbursement of expenses by Advisor -- Class B Shares--Note C.... (    9,192)
                                                                     ----------
    Total expenses..................................................    475,679
                                                                     ----------
      Net investment income.........................................    310,061
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note B........................    678,956
  Change in unrealized appreciation on investments..................  1,339,241
                                                                     ----------
    Net gain on investments.........................................  2,018,197
                                                                     ----------
      Net increase in net assets resulting from operations.......... $2,328,258
                                                                     ==========

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                      For the six
                                                        months
                                                         ended     For the year
                                                       June 30,       ended
                                                         1998      December 31,
                                                      (UNAUDITED)      1997
                                                      -----------  ------------
 INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
  Net investment income.............................. $   310,061  $   216,588
  Net realized gain on investments...................     678,956    4,695,525
  Net change in unrealized appreciation on
   investments.......................................   1,339,241   10,764,036
                                                      -----------  -----------
    Net increase in net assets from operations.......   2,328,258   15,676,149
 DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:
  Net investment income..............................           0  (   214,232)
  Net realized gain from investment transactions ....           0  ( 3,222,379)
                                                      -----------  -----------
    Total distributions..............................           0  ( 3,436,611)
 DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
  Net investment income..............................           0          N/A
  Realized gain from investment transaction..........           0          N/A
                                                      -----------  -----------
    Total distribution...............................           0          N/A
 FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 0 and 113,607 shares issued in
   reinvestment of dividends, respectively...........           0    3,394,590
  Proceeds from 988,722 and 357,550 shares sold,
   respectively......................................  31,051,985    9,612,901
  Cost of 142,607 and 94,849 shares repurchased,
   respectively ..................................... ( 4,487,217) ( 2,458,498)
                                                      -----------  -----------
    Net increase in net assets from capital share
     transactions....................................  26,564,768   10,548,993
                                                      -----------  -----------
      Total increase in net assets...................  28,893,026   22,788,531
 NET ASSETS:
  Beginning of period................................  58,416,058   35,627,527
                                                      -----------  -----------
  End of period (includes undistributed net
   investment income of $310,835 and distributions in
   excess of net investment income of $780,
   respectively)..................................... $87,309,084  $58,416,058
                                                      ===========  ===========

                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares. Investment A shares and Investment B shares. The Investment A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Funds' prospectus. Redemptions of Investment B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Funds' prospectus. Each Investment Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares too have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class which such expenses are attributable and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability. The Fund intends to utilize provisions of Federal income tax laws which allow a realized capital loss to be carried forward for eight years following the year of loss and offset such losses against any future realized gains. At December 31, 1997, the Fund did not have a tax-basis capital loss carryforward. In addition, from November 1, 1997 through December 31, 1997, the Fund incurred net realized capital gains. As permitted by tax regulations, the Fund intends to elect to defer these gains and treat them as arising in the fiscal year ended December 31, 1998.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 41,694 Class A shares and 31 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1998 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the six months ended June 30, 1998, the reimbursement from the Adviser amounted to $9,192 (for Class B share investors) and the waiver of the management fee amounted to $10,108.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J.J.B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $ 1,136,897. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 536,639 shares of the Fund as of June 30, 1998.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard Lyons. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of $500 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the six months ended June 30, 1998, purchases and proceeds from sale of investment securities (excluding short-term securities) were $ 21,729,867 and $ 1,003,127, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At June 30, 1998, the gross unrealized appreciation and depreciation on investments was $26,196,757 and $2,453,458, respectively, resulting in net unrealized appreciation of $23,743,299.

NOTE E -- CAPITAL TRANSACTIONS

                                                      For the six
                                                        months     For the year
                                                      ended June      ended
                                                       30, 1998    December 31,
                                                      (UNAUDITED)      1997
                                                      -----------  ------------
      CAPITAL TRANSACTIONS:
      Investor A Shares:
        Proceeds from share issued................... $25,920,023  $ 9,612,901
        Dividends reinvested.........................           0    3,394,590
        Shares redeemed.............................. ( 4,422,783) ( 2,458,498)
                                                      -----------  -----------
        Change in net assets from Investor A share
         transactions................................ $21,497,240  $10,548,993
                                                      ===========  ===========
      *Investor B shares:
        Proceeds from shares issued.................. $ 5,131,962          --
        Dividends reinvested.........................           0          --
        Shares redeemed.............................. (    64,434)         --
                                                      -----------  -----------
        Change in net assets from Investor B share
         transactions................................ $ 5,067,528          --
                                                      ===========  ===========
      SHARE TRANSACTIONS:
      Investor A shares:
        Issued.......................................     826,925      357,550
        Reinvested...................................           0      113,607
        Redeemed..................................... (   140,533) (    94,849)
                                                      -----------  -----------
        Change in Investor A shares..................     686,392      376,308
                                                      ===========  ===========
      *Investor B shares:
        Issued.......................................     161,796          --
        Reinvested...................................           0          --
        Redeemed..................................... (     2,074)         --
                                                      -----------  -----------
      Change in Investor B shares....................     159,722          --
                                                      ===========  ===========

*For the period April 20, 1998 (commencement of Class B shares) through June 30, 1998

                             FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          Investor B                         Investor A
                                          -----------    ------------------------------------------------------------------
                                          Period from
                                           April 20,     For the six
                                           1998* to        Months
                                           June 30,      ended June
                                             1998         30, 1998          For the Year Ended December 31,
                                          (UNAUDITED)    (UNAUDITED)     1997       1996       1995       1994       1993
                                          -----------    -----------    -------    -------    -------    -------    -------
Net asset value:
 Beginning of period....................   $32.63          $30.29       $22.95     $20.20     $15.98     $15.69     $15.19
                                           --------        -------      -------    -------    -------    -------    -------
Net investment income...................     0.01            0.12         0.12       0.11       0.15       0.12       0.13
Net realized and unrealized gain on
 investments............................   ( 1.22)           1.06         9.13       3.92       4.82       0.29       0.50
                                           --------        -------      -------    -------    -------    -------    -------
Total from investment operations........   ( 1.21)           1.18         9.25       4.03       4.97       0.41       0.63
                                           --------        -------      -------    -------    -------    -------    -------
Less dividends from net investment
 income.................................   ( 0.00)         ( 0.00)      ( 0.12)    ( 0.11)    ( 0.15)    ( 0.12)    ( 0.13)
Less dividends from net realized gain on
 investments............................   ( 0.00)         ( 0.00)      ( 1.79)    ( 1.17)    ( 0.60)    ( 0.00)    ( 0.00)
                                           --------        -------      -------    -------    -------    -------    -------
Total distributions.....................   ( 0.00)         ( 0.00)      ( 1.91)    ( 1.28)    ( 0.75)    ( 0.12)    ( 0.13)
                                           --------        -------      -------    -------    -------    -------    -------
Net asset value:
 End of period..........................   $31.42          $31.47       $30.29     $22.95     $20.20     $15.98     $15.69
                                           ========        =======      =======    =======    =======    =======    =======
Total Investment Return (1).............   ( 3.71)%          3.90%       40.41%     19.98%     31.10%      2.60%      4.13%
SIGNIFICANT RATIOS AND SUPPLEMENTAL DATA
Ratio of operating expenses to average
 net assets.............................     2.05%(e)**      1.24%(e)**   1.30%(d)   1.58%(c)   1.75%(b)   1.75%(a)   1.75%
Ratio of net investment income to
 average net assets.....................      .34%(e)**       .83%(e)**    .49%(d)    .52%(c)    .82%(b)    .68%(a)    .75%
Portfolio turnover
 rate (f)...............................     1.71%           1.71%       22.20%     18.79%     27.50%     20.10%     59.64%
Net assets, end of period (000s
 omitted)...............................   $  5,019        $82,290      $58,416    $35,628    $28,259    $20,476    $23,758

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.94% and 0.50%, respectively, for the year ended December 31, 1994.
(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.
(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.
(d) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.
(e) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B share investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.26% and .81% for A shares and 4.31% and 0.00% for B shares, respectively. The B share are for the period April 20, 1998 through June 30, 1998.
(f) Portfolio turnover rate is calculated on the basis of the portfolios as a whole without distinguishing between the classes of shares issued.
(1) Excludes maximum sales charge of 4.75%.
*  Commencement of B shares
** Annualized

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

                      ----------------------------------
                                      LOGO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854
                      ----------------------------------
                                   DIRECTORS

William A. Blodgett, Jr.
                Gilbert L. Pamplin
Donald F. KohlerDillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1998

HL-SAR-98